================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): January 6, 2005

                             STANDARD PACIFIC CORP.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                       1-10959                  33-0475989
(State or Other Jurisdiction          (Commission              (IRS Employer
of Incorporation)                     File Number)           Identification No.)

                 15326 Alton Parkway
                 Irvine, California                               92618
        (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (949) 789-1600

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240-14a-12)

[ ] Pre-communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d-2(b))

[ ] Pre-communications pursuant to Rule 13e-4(c)  under the Exchange Act
    (17 CFR 240.13e-4(c))

================================================================================

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On January 6, 2005, Standard Pacific Corp. (the "Company") issued a press release announcing preliminary new home orders for the three-month period year ended December 31, 2004 (the "Press Release"). Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the Press Release.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 6, 2005                          STANDARD PACIFIC CORP.

                                                By:  /s/ Andrew H. Parnes
                                                     ---------------------------
                                                     Andrew H. Parnes
                                                     Executive Vice President
                                                     Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NUMBER                 DESCRIPTION
--------------    --------------------------------------------------------------
   99.1           Press Release announcing preliminary new home orders for the three month period year ended December 31, 2004.